Exhibit 32.1
Certification of CEO
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of BlackBerry Limited (the “Registrant”) on Form 10-Q for the quarter ended November 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), John Chen, as Chief Executive Officer of the Registrant, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

    (1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ John Chen
Name: John Chen
Title: Chief Executive Officer
Date: December 18, 2020